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                SUPPLEMENT TO THE CLASS A, B AND C PROSPECTUSES

                 CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND
                              GOVERNMENT PORTFOLIO
                                PRIME PORTFOLIO

The following information supersedes certain information in the fund's Prospectuses.

Effective immediately, with CSAM's permission, investors may acquire shares in exchange for portfolio securities. The portfolio securities must meet the following requirements:

     - Match the investment objectives and policies of the portfolio to be purchased

     - Be considered by CSAM to be an appropriate portfolio investment

     - Be easily valued, liquid and not subject to restrictions on transfer

You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

Dated: August 12, 2002                                                   16-0802
                                                                             for
                                                                           CSGVA
                                                                           CSGVB
                                                                           CSGVC
                                                                           CSPPA
                                                                           CSPPB
                                                                           CSPPC